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                                                                  Exhibit (a)(3)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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Edward J. O'Brien, Chief Executive Officer and Donald A. Gignac, Chief Financial
Officer of the State Street Navigator Securities Lending Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By:      /s/Edward J. O'Brien
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         Edward J. O'Brien
         Chief Executive Officer of the Trust

Date:    March 8, 2004


By:      /s/Donald A. Gignac
         --------------------
         Donald A. Gignac
         Chief Financial Officer of the Trust


Date:    March 8, 2004